UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 14, 2005

Date of Report

July 14, 2005

(Date of earliest event reported)

BUCYRUS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

333-16715

(Commission File number)

DELAWARE	39-0188050
(State or Other Jurisdiction of	(IRS Employer
Incorporation or Organization)	Identification No.)

P. O. BOX 500
1100 MILWAUKEE AVENUE
SOUTH MILWAUKEE, WISCONSIN	53172
(Address of Principal Executive Offices)	(Zip Code)

(414) 768-4000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition.

and

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure”.

On July 14, 2005, Bucyrus International, Inc. (the “Company”) issued a press release announcing summary unaudited results for the three and six months ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release of the Registrant, dated July 14, 2005, announcing summary unaudited results for the three and six months ended June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BUCYRUS INTERNATIONAL, INC.

By: /s/ Craig R. Mackus

Name: Craig R. Mackus
Title: Chief Financial Officer,
Secretary and Controller

Dated: July 14, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Registrant, dated July 14, 2005, announcing summary unaudited results for the three and six months ended June 30, 2005.